Exhibit 99.2

1 NASDAQ: TFFP TFF TAC Updated Phase 2 Clinical Data Release August 6, 2024 BETTER DELIVERY, BETTER THERAPY | Powerful Drug Delivery Solutions

Safe Harbor Statement SPECIAL NOTE REGARDING FORWARD - LOOKING STATEMENTS This document contains forward - looking statements concerning TFF Pharmaceuticals, Inc. (“TFF”, “TFF Pharmaceuticals”, the “Company,” “we,” “us,” and “our”). The words “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward - looking statements. These forward - looking statements include, but are not limited to, statements concerning the following: the benefits of our TFF platform; advancement of TFF TAC into potentially registration - enabling studies; TFF TAC’s substantial market opportunity; and the expectation that the further data from the ongoing Phase 2 clinical trial for TFF TAC will be consistent with the data readouts for each product candidate to date. Those forward - looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (i) the risk that the further data from the ongoing Phase 2 clinical trial for TFF TAC will not be favorably consistent with the preliminary positive data obtained to date, (ii) the risk that the Company may not be able to obtain additional working capital to continue its current operations and clinical trials as and when needed, (iii ) success in early phases of pre - clinical and clinicals trials do not ensure later clinical trials will be successful; (iv) no drug product incorporating the TFF platform has received FDA pre - market approval or otherwise been incorporated into a commercial drug product, (v) the Company has no current agreements or understandings with any large pharmaceutical companies for the development of a drug product incorporating the TFF platform, and (vi) those other risks disclosed in the section “Risk Factors” included in the Company’s Quarterly Report on Form 10 - Q filed with the SEC on May 14, 2024 and subsequently filed reports. TFF Pharmaceuticals cautions readers not to place undue reliance on any forward - looking statements. TFF Pharmaceuticals does not undertake, and specifically disclaims, any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law. This document contains only basic information concerning TFF. Because it is a summary it does not contain all of the information you should consider before investing. Please refer to our reports and registration statements on file with the SEC for more comprehensive information concerning TFF Pharmaceuticals. 2

TFF TAC delivers tacrolimus directly to the lung to drive efficacy while limiting systemic exposures thus toxicities

Oral tacrolimus is first line calcineurin inhibitor in lung transplantation. High systemic levels are needed with oral tacrolimus to prevent lung allograft rejection.

High unmet need. 50% mortality in 5 years[1] is driven by:

- **Too little immune suppression in the lung:**
  - Acute rejection
  - Chronic rejection
  - Chronic lung allograft dysfunction (CLAD)
- **Too much immune suppression in the blood:**
  - Chronic kidney disease
  - Infections
  - Post-transplant malignancies

Oral tacrolimus



Lower efficacy, Higher adverse events

TFF TAC compared to oral tacrolimus:

- 3-4 times systemic bioavailability
- 3-4 times lung levels compared to blood levels[2]
- Diminished blood level variability

TFF TAC



Higher efficacy, Lower adverse events

~40,000 new and existing patients worldwide[3]

≥$2 billion peak TFF TAC global gross sales forecast[4]

TFF TAC is intended to optimize lung immune suppression at diminished systemic exposures thus systemic toxicities

1. Costa, Benvenuto, and Sonett, *Best Practice & Research Clinical Anesthesiology*, 2017
2. Lung levels were compared with blood levels in the 28-day and 26-week toxicology studies in cynomolgus monkeys
3. UpToDate; OPTN, UNOS, and Transplant Literature
4. Internal estimates

TFF PHARMACEUTICALS

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TFF TAC: Phase 2 Study (TFF-T2-001) Design in Lung Transplant Patients

- **Design**: Open label study of TFF TAC lung transplant recipients requiring reduced tac blood levels due to renal toxicity
- **Duration**: **Part A**: 12 weeks; **Part B**: optional long-term extension
- **Endpoints**: Safety & tolerability, renal function, acute allograft rejection


Oral Tac
TFF TAC
TFF TAC
Screening
Part A: Treatment
Part B: Optional long-term extension
2 weeks
Day 1
Week 12

- Bronchoscopy & mucosal biopsy MMDx
- Spirometry
- Donor-derived cell-free DNA assay
- Donor-Specific Antibody (DSA)
- Chest imaging

- Bronchoscopy & mucosal biopsy MMDx
- Spirometry
- Donor-derived cell-free DNA assay
- Donor-Specific Antibody (DSA)
- Chest imaging

MMDx: Molecular Microscope Diagnostic System

TFF PHARMACEUTICALS
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Data Release Highlights • Patient Enrollment Has Accelerated with 13 Patients Now Enrolled in Phase 2 Trial • TFF TAC at ~20% of the oral tacrolimus dose prevented acute rejection and achieved ~84% of the oral trough blood levels leading to diminished drug burden • 9 out of 9 (100%) Patients Who Completed the 12 - Week Treatment Chose to Remain on TFF TAC by Proceeding to the Long - Term Extension Phase • 2 patients have been treated for over a year and 6 patients have been treated for more than 6 months • 85% (6.5 - Fold) Reduction in the Number of Abnormally Expressed Rejection - Related Gene Sets after treatment with TFF TAC • No production of Donor - Specific Antibodies (DSA) after Treatment with TFF TAC 5 Data is from TFF - T2 - 001 pre - database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24

TFF TAC (TFF - T2 - 001) Clinical Data Update 6

TFF TAC: Baseline Characteristics and Demographics Data is from TFF - T2 - 001 pre - database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24 7 CLAD: chronic lung allograft dysfunction W: white; F: female; M: male; NH: Native Hawaiian N/A: not available Disposition Time on TFF Tac (weeks) Years with kidney disease CLAD Years since transplant Race Sex Age (years) Patient Completed Part A; proceeded to Part B 66.1 5 No 9 W M 73 Pt 1 Completed Part A; proceeded to Part B 57.1 6 No 8 W F 73 Pt 2 Completed Part A; proceeded to Part B 50.1 4 No 5 W M 68 Pt 3 Completed Part A; proceeded to Part B 37.1 2.5 No 3 W F 67 Pt 4 Completed Part A; proceeded to Part B 29.0 2.5 No 3 W M 64 Pt 5 Completed Part A; proceeded to Part B 26.1 7 No 23 W F 52 Pt 6 Completed Part A; proceeded to Part B 23.0 0.5 No 0.75 W F 41 Pt 7 Study drug discontinued in Part A 6.0 1 No 1.25 NH M 56 Pt 8 Completed Part A; proceeded to Part B 13.6 1.5 No 1.5 W M 29 Pt 9 Completed Part A; proceeded to Part B 12.0 4.5 No 4.5 W M 55 Pt 10 In Part A 7.0 2.5 No 3 W M 73 Pt 11 In Part A 1.0 N/A No 10 W M 69 Pt 12

TFF TAC: Total Patient Exposure 200 150 100 50 0 250 300 350 Weeks Pt 12 Pt 11 Pt 10 Pt 9 Pt 8 Pt 7 Pt 6 Pt 5 Pt 4 Pt 3 Pt 2 Pt 1 Cumulative Data is from TFF - T2 - 001 pre - database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24 8 Total patient exposure represents 2,063 days, 5.65 years

9 Variability in metabolism contributes to individualized dosing with oral Tacrolimus and TFF TAC. NA: not applicable; Blank indicates data not yet available Data is from TFF - T2 - 001 pre - database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24 TFF TAC at a fraction of the oral dose maintains systemic exposure Time on stable dose (weeks) Tacrolimus trough blood levels on stable TFF TAC (ng/ml) Stable TFF TAC dose (mg) Last trough level on initial dose of TFF TAC (ng/ml) Initial TFF TAC dose (mg) Tacrolimus trough level on stable oral Tacrolimus (ng/ml) Stable daily oral Tacrolimus dose (mg) Patient 55 2.4 - 3.0 0.75 5.1 1.5 5.6 5 Pt 1 56 2.2 - 3.9 0.25 13.6 1.5 3.9 1 Pt 2 11 4.4 0.75 3.2 0.75 4.6 5.5 Pt 3 28 2.6 - 3.8 0.5 3.9 0.75 4.5 2 Pt 4 25 2.4 - 3.1 0.375 4.0 0.5 5.1 3 Pt 5 10 3.2 - 3.6 0.5 4.8 0.75 3.8 3 Pt 6 23 4.5 - 6.9 1.5 6.2 1.5 5.4 13 Pt 7 NA NA NA 2.1 0.5 8.9 6 Pt 8 11 4.7 - 8.5 0.25 3.9 0.25 6 1 Pt 9 12 2.5 - 3.5 0.75 3.5 0.75 4.9 9 Pt 10 6 4.2 - 5.7 0.5 1.4 0.25 5.1 1 Pt 11 9.1 3 Pt 12 Stable Trough Tacrolimus Blood Levels: TFF TAC / Oral Tacrolimus Mean Stable TFF TAC Dose / Mean Stable Oral Tacrolimus Dose ~84% ~20%

TFF TAC: Data suggest TFF TAC prevents rejection at reduced doses and systemic exposures

Efficacy

- 13 patients transitioned from oral tacrolimus to TFF TAC; transition data available on 11 patients
- Among 10 patients transitioned to TFF TAC per protocol:
  - No evidence of acute rejection
    - No signs and symptoms suggestive of acute rejection
    - No use of pulse corticosteroids for treatment of rejection
    - No spirometry deterioration suggestive of acute rejection
    - No chest x-ray findings suggestive of acute rejection
    - No biomarker evidence of acute rejection (gene expression and donor-specific antibody)
- **9/9 patients who completed treatment in Part A chose to remain on TFF TAC and proceeded to Part B**

Safety

- No mortality
- One TFF TAC discontinuation:
  - One patient was transitioned to a dose of TFF TAC that was too low, which led to blood trough levels that were >50% below the protocol-specified minimum. This patient experienced signs and symptoms of acute rejection (but minimal on histopathology). TFF TAC was discontinued as required by the protocol and oral tacrolimus was resumed. The acute rejection episode has resolved.
- Majority of TEAEs were Grade 2 or lower in severity
- Maintenance of kidney function

Key Takeaways

- TFF TAC prevents rejection at reduced systemic tacrolimus blood levels, thus lowering the risk of systemic toxicity

Mean Stable TFF TAC Dose / Mean Stable Oral Tacrolimus Dose	Stable Trough Tacrolimus Blood Levels: TFF TAC / Oral Tacrolimus
~20%	~84%

n=12

Data is from TFF-T2-001 pre-database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24

TFF PHARMACEUTICALS

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TFF TAC: 85% reduction in the number of abnormally expressed rejection-related gene sets after treatment with TFF TAC

Molecular Microscope Diagnostic System (MMDX):

- Gene expression profiling in mucosal and endobronchial biopsies to assess risk of rejection and injury in transplanted organs
- Endobronchial biopsies are obtained before start of TFF TAC and after 12 weeks of treatment



Oral Tacrolimus: Rejection-Related Gene Sets
25.0%
51.8%
23.2%
Normal
Slightly Abnormal
Abnormal



TFF TAC: Rejection-Related Gene Sets
23.2%
3.6%
73.2%
Normal
Slightly Abnormal
Abnormal

	Normal	Slightly Abnormal	Abnormal
Number of rejection-related gene sets on oral tacrolimus	3.625	1.750	**1.625**
Number of rejection-related gene sets on TFF TAC	5.125	1.625	**0.250**
n=8			

Data is from TFF-T2-001 pre-database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24

TFF PHARMACEUTICALS
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TFF TAC Prevents Formation of Donor-Specific Antibodies

Donor-Specific Antibody (DSA):

- Donor-specific antibodies are generated when there is insufficient immune suppression systemically allowing the formation of antibodies in the lymph nodes against the transplanted (donor) organ
- Donor-specific antibodies drive antibody-mediated rejection
- Donor-specific antibody levels were measured at screening while on oral tacrolimus and after 12 weeks of treatment with TFF TAC. DSA data for pre- and post-treatment with TFF TAC were available from 8 patients. All patients were **negative on oral tacrolimus** and continued to be **negative after 12 weeks of treatment with TFF TAC**

DSA levels		
Patient	**Screening**	**Day 85**
Pt 1	Negative	Negative
Pt 2	Negative	Negative
Pt 3	Negative	Negative
Pt 4	Negative	Negative
Pt 5	Negative	Negative
Pt 6	Negative	Negative
Pt 7	Negative	Negative
Pt 8	Negative	Negative

TFF PHARMACEUTICALS

Data is from TFF-T2-001 pre-database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24

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Data Release Highlights • Patient Enrollment Has Accelerated with 13 Patients Now Enrolled in Phase 2 Trial • TFF TAC at ~20% of the oral tacrolimus dose prevented acute rejection and achieved ~84% of the oral trough blood levels leading to diminished drug burden • 9 out of 9 (100%) Patients Who Completed the 12 - Week Treatment Chose to Remain on TFF TAC by Proceeding to the Long - Term Extension Phase • 2 patients have been treated for over a year and 6 patients have been treated for more than 6 months • 85% (6.5 - Fold) Reduction in the Number of Abnormally Expressed Rejection - Related Gene Sets after treatment with TFF TAC • No production of Donor - Specific Antibodies (DSA) after Treatment with TFF TAC 13 Data is from TFF - T2 - 001 pre - database lock; Data cut off date of 7/23/24 includes 12 patients; one additional patient enrolled by 8/6/24

THANK YOU 14